For immediate release

High Income Securities Fund, Inc.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

New York, September 30, 2022 – As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 30, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0350	48.61%	$0.0350	48.61%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0380	51.39%	$0.0380	51.39%
Total Distribution	$0.0730	100.00%	$0.0730	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2022[2]	4.13%
Current Annualized Distribution Rate (current fiscal year)[3]	11.39%
Current Fiscal Year Cumulative Total Return[4]	-6.05%
Cumulative Distribution Rate (current fiscal year)[5]	11.39%

__________

[1]	The Fund’s current fiscal year began on September 1, 2021

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of August 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2021 through August 31, 2022, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2021, through August 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of August 31, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255

For immediate release

High Income Securities Fund, Inc.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

New York, October 31, 2022 – As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 31, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.032	43.48%	$0.067	46.05%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Return of Capital	$0.041	56.52%	$0.079	53.95%
Total Distribution	$0.0730	100.00%	$0.146	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2022[2]	2.25%
Current Annualized Distribution Rate (current fiscal year)[3]	12.13%
Current Fiscal Year Cumulative Total Return[4]	-7.38%
Cumulative Distribution Rate (current fiscal year)[5]	1.01%

__________

[1]	The Fund’s current fiscal year began on September 1, 2022

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of September 30, 2022, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022 through September 30, 2022, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through September 30, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of September 30, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255

For immediate release

High Income Securities Fund, Inc.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

New York, November 30, 2022 – As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 30, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.027	37.30%	$0.094	43.13%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Return of Capital	$0.046	62.70%	$0.125	56.87%
Total Distribution	$0.0730	100.00%	$0.219	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2022[2]	2.34%
Current Annualized Distribution Rate (current fiscal year)[3]	12.03%
Current Fiscal Year Cumulative Total Return[4]	-5.66%
Cumulative Distribution Rate (current fiscal year)[5]	2.01%

 __________

[1]	The Fund’s current fiscal year began on September 1, 2022

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of October 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022 through October 31, 2022, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through October 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of October 31, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562

For immediate release

High Income Securities Fund, Inc.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

New York, December 30, 2022 – As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 30, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.071	97.29%	$0.165	56.67%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Return of Capital	$0.002	2.71%	$0.127	43.33%
Total Distribution	$0.0730	100.00%	$0.292	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2022[2]	3.16%
Current Annualized Distribution Rate (current fiscal year)[3]	11.66%
Current Fiscal Year Cumulative Total Return[4]	-1.71%
Cumulative Distribution Rate (current fiscal year)[5]	2.92%

__________

[1]	The Fund’s current fiscal year began on September 1, 2022

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of November 30, 2022, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022 through November 30, 2022, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through November 30, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of November 30, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562

For immediate release

High Income Securities Fund, Inc.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

New York, January 31, 2022 – As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0435	72.03%	$0.2090	59.30%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0169	27.97%	$0.1434	40.70%
Total Distribution	$0.0604	100.00%	$0.3524	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2022[2]	2.67%
Current Annualized Distribution Rate (current fiscal year)[3]	12.08%
Current Fiscal Year Cumulative Total Return[4]	-4.15%
Cumulative Distribution Rate (current fiscal year)[5]	4.03%

__________

[1]	The Fund’s current fiscal year began on September 1, 2022

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022 through December 31, 2022, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through December 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2022.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562

For immediate release

High Income Securities Fund, Inc.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

New York, February 28, 2023 – As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 28, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0230	38.05%	$0.2320	56.19%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0374	61.95%	$0.1808	43.81%
Total Distribution	$0.0604	100.00%	$0.4128	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2023[2]	3.52%
Current Annualized Distribution Rate (current fiscal year)[3]	10.19%
Current Fiscal Year Cumulative Total Return[4]	5.81%
Cumulative Distribution Rate (current fiscal year)[5]	4.63%

__________

[1]	The Fund’s current fiscal year began on September 1, 2022.

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through January 31, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through January 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of January 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1562